UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2018

UA GRANITE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-189414	80-0899451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31C Principal Torre Alta, San Felipe, Puerto Plata, Dominican Republic EH009E3	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 809-223-2353

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 – Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

On April 27, 2018, the Board of Directors and stockholders holding at least a majority of the outstanding shares of common stock of UA Granite Corporation, a Nevada corporation (the "Company"), approved the amendment and restatement of the Company's Articles of Incorporation to change the Company's name to "Vortex Blockchain Technologies Inc." and increase the number of authorized shares of common stock from seventy-five million (75,000,000) shares to two hundred million (200,000,000) shares (the "Amended and Restated Articles"). The Amended and Restated Articles were filed with the Nevada Secretary of State on April 30, 2018, and will be effective as of May 15, 2018, subject to processing by the Financial Industry Regulatory Authority ("FINRA"). A copy of the Amended and Restated Articles is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

On April 27, 2018, the Board of Directors and stockholders holding at least a majority of the outstanding shares of common stock of the Company approved the amendment and restatement of the Company's bylaws. The following discussion briefly summarizes some of the significant differences between the Company's prior bylaws (the "Prior Bylaws") and the Company's amended and restated bylaws (the "Amended and Restated Bylaws").
Special Meetings of the Stockholders.  The Prior Bylaws provide that special meetings of the stockholders may be called by the holders of 10% of the voting shares of the Company, or by the President of the Company or the majority of the Board of Directors. The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer, President or Secretary of the Company, by resolution of the Board of Directors, or by written request of the stockholders owning a majority of the issued and outstanding capital stock entitled to vote.
Action by Written Consent of the Stockholders.  The Prior Bylaws provide that any action required to be voted upon or approved at a meeting of the stockholders may be accomplished without a meeting by written consent of all the stockholders. The Amended and Restated Bylaws provide that any action which may be taken by the vote of stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the Nevada Revised Statutes or the Company's Articles of Incorporation require a greater proportion of voting power to authorize such action, in which case such greater proportion of written consents shall be required.
Number of Directors. The Prior Bylaws provide that the number of directors shall be not less than one (1) nor more than thirteen (13). The Amended and Restated Bylaws provide that the number of directors shall be one (1), and that the number of directors may be increased or decreased to not less than one (1) nor more than fifteen (15) by action of the Board of Directors.
Removal of Directors.  The Prior Bylaws provide that directors may be removed from office with or without cause by a vote of stockholders holding a majority of the shares entitled to vote at the election of directors. The Amended and Restated Bylaws provide that the holders of no less than two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a special meeting or by a written statement filed with the Company's Secretary.
Special Meetings of the Directors.  The Prior Bylaws provide that special meetings of the Board of Directors may be called at any time by the President or any director of the Company. The Amended and Restated Bylaws provide that special meetings of the Board of Directors may be called by the Chairman, the Chief Executive Officer or President or any Vice-President, or by any two (2) directors.
Officers.  The Prior Bylaws provide that the officers of the Company shall be elected by the Board of Directors, and that none of said officers need to be a director except the President. The Amended and Restated Bylaws also provide that the officers of the Company shall be chosen by the Board of Directors, but that none of the officers need to be directors. The Prior Bylaws provide that the President of the Company shall be the Company's chief executive officer. The Amended and Restated Bylaws provide that the President of the Company shall be the Company's chief operating officer.

Amendments. The Prior Bylaws provide that the bylaws may be amended, altered or repealed at any regular or special meeting of the stockholders if notice of the proposed amendment is contained in the notice of the meeting, or by the affirmative vote of a majority of the Board of Directors at any regular or special meeting. The Amended and Restated Bylaws provide that the bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote for the election of directors. The Amended and Restated Bylaws provide further that the bylaws may be amended by a majority vote of the Board of Directors at any meeting, but that the stockholders may specify particular provisions of the bylaws which shall not be amended by the Board of Directors.
Loans. The Prior Bylaws provide that no loans shall be made by the Company to any of its officers or directors. The Amended and Restated Bylaws contain no such provision regarding loans to the Company's officers and directors.
The Amended and Restated Bylaws include other changes which have not been summarized above, including, without limitation, administrative and stylistic changes. The foregoing description of the Amended and Restated Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01    Other Events.

On April 27, 2018, the Company's Board of Directors and majority stockholders approved a 15-for-1 forward stock split of all of the Company's issued and outstanding shares of common stock (the "Stock Split"). The Stock Split increases the number of the Company's issued and outstanding common stock from 1,400,000 to 21,000,000. The Stock Split will not affect the par value of the Company's common stock, which remains at $0.00001 per share. On May 3, 2018, the Company filed an Issuer Company Related Action Notification with FINRA related to the Stock Split and the Company's name change and proposed symbol change. The Stock Split, name change and proposed symbol change will be effective upon completion of processing by FINRA.

On or about May 9, 2018, the Company sent an Information Statement to its stockholders regarding the Amended and Restated Articles, the Stock Split, and the Amended and Restated Bylaws. A copy of the Information Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated Articles of Incorporation of the Company dated April 30, 2018.
3.2	Amended and Restated Bylaws of the Company.
99.1	Information Statement dated May 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UA Granite Corporation,
a Nevada Corporation

Dated:  May 9, 2018                                                                              /s/ Angel Luis Reynoso Vasquez
Angel Luis Reynoso Vasquez
President

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